Exhibit 99.1
Holly Announces Record Date and Meeting Date for
Special Meeting of Stockholders in Connection with Merger
DALLAS, TX — Wednesday, May 11, 2011 — Holly Corporation (NYSE: HOC) (“Holly”) today announced that it has established a record date and a meeting date for the special meeting of its stockholders to consider and vote upon, among other things, the proposal to approve the issuance of shares of Holly common stock to the shareholders of Frontier Oil Corporation (“Frontier”) in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of February 21, 2011, among Holly, Frontier and North Acquisition, Inc., and the proposal to approve and adopt Holly’s amended and restated certificate of incorporation to, among other things, increase the number of authorized shares of Holly capital stock and change the name of Holly to “HollyFrontier Corporation.”
Holly stockholders of record at the close of business on Friday, May 20, 2011, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting will be held on Tuesday, June 28, 2011, at 3:00 p.m. local time.
Holly stockholders are encouraged to read the proxy materials in their entirety as they provide, among other things, a discussion of the reasons behind the recommendation of the Holly board of directors that Holly stockholders vote “FOR” the proposal to approve the issuance of shares of Holly common stock to Frontier shareholders in connection with the merger and “FOR” the proposal to approve and adopt Holly’s amended and restated certificate of incorporation. Holly stockholders should contact Georgeson, Inc., the proxy solicitor for Holly, at (866) 482-4943, if they have any questions about the merger, including how to vote their shares.
Important Information for Investors and Shareholders
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The issuance of Holly common stock in connection with the proposed merger will be submitted to Holly stockholders for their consideration, and the proposed merger will be submitted to shareholders of Frontier for their consideration. Holly has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a joint proxy statement to be used by Holly and Frontier to solicit the required approval of their shareholders in connection with the proposed merger and constituted a prospectus of Holly. Holly and Frontier may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF HOLLY AND FRONTIER ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Holly and Frontier through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Holly will be available free of charge on Holly’s website at www.hollycorp.com under the tab “Investors” or by contacting Holly’s Investor Relations Department at (214) 871-3555. Copies of documents filed with the SEC by Frontier will be available free of charge on Frontier’s website at www.frontieroil.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Frontier’s Investor Relations Department at (713) 688-9600.
Holly, Frontier and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Holly and shareholders of Frontier in connection with the proposed transaction. Information about the directors and executive officers of Holly is set forth in its proxy statement for its 2011 annual meeting of stockholders, which was filed with the SEC on March 31, 2011. Information about the directors and executive officers of Frontier is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 21, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the effects of the proposed merger and statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward looking statements relating to expectations about future results or events are based upon information available to Holly and Frontier as of today’s date, and are not guarantees of the future performance of Holly, Frontier or the combined company, and actual results may vary materially from the results and expectations discussed. For instance, there is no assurance that the proposed merger will be consummated. The merger agreement will terminate if the companies do not receive the necessary approval of Holly stockholders or Frontier shareholders or government approvals or if either Holly or Frontier fails to satisfy conditions to closing. Additional risks and uncertainties related to the proposed merger include, but are not limited to, the successful integration of Holly’s and Frontier’s businesses and the combined company’s ability to compete in the highly competitive refining and marketing industry. The revenues, earnings and business prospects of Holly, Frontier and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in Holly’s, Frontier’s and the combined company’s markets; the demand for and supply of crude oil and refined products; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines; effects of governmental and environmental regulations and policies; the availability and cost of financing; the effectiveness of capital investments and marketing strategies; efficiency in carrying out construction projects; the ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist attacks and the consequences of any such attacks; and general economic conditions.
Holly and Frontier caution that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in Holly’s and Frontier’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Report on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. All subsequent written and oral forward-looking statements concerning Holly, Frontier, the proposed merger or other matters and attributable to Holly or Frontier or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Holly nor Frontier undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
About Holly Corporation
Holly Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high value light products such as gasoline, diesel fuel, jet fuel and other high value specialty products. Holly operates through its subsidiaries a 100,000 barrels per stream day (“bpsd”) refinery located in Artesia, New Mexico, a 125,000 bpsd refinery in Tulsa, Oklahoma and a 31,000 bpsd refinery in Woods Cross, Utah. A subsidiary of Holly also owns a 34% interest (including the general partner interest) in Holly Energy Partners, L.P. Information about the Company may be found on its website www.hollycorp.com.
For Further Information, Contact:
M. Neale Hickerson, Vice President, Investor Relations
214/871-3555